                                                                   Exhibit 10.38

                                                                  EXECUTION COPY
                                                     INTERIM LOAN NO. 01-1035672

                                 PROMISSORY NOTE

$55,000,000.00                                                    April 12, 2002


            FOR VALUE RECEIVED, CANDLEWOOD PORTFOLIO I, LLC, a Delaware limited liability company, as successor by merger to (i) Candlewood Detroit, MI-Auburn Hills, LLC, (ii) Candlewood Cary, LLC, (iii) Candlewood Ft. Worth, TX-Tanacross, LLC, (iv) Candlewood Greensboro, NC, LLC, (v) Candlewood Chicago, IL-Hoffman Estates, LLC, (vi) Candlewood Charlotte-Pineville, LLC, (vii) Candlewood Dallas, TX-Plano, LLC, and (viii) Candlewood Troy, MI, LLC, each a Delaware limited liability company, CANDLEWOOD JERSEY CITY-URBAN RENEWAL, L.L.C., a New Jersey limited liability company, and CANDLEWOOD JERSEY CITY, NJ, LLC, a Delaware limited liability company, each having an address at c/o Candlewood Hotel Company, Inc., 8621 E. 21st Street N., Suite 200, Wichita, Kansas 67206 (collectively referred to hereinafter as, the "Maker"), jointly and severally, promise to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Payee"), at one of its principal places of business at 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044, Attn: Servicing - Accounting Manager, or at such place as the holder hereof may from time to time designate in writing, the principal sum of FIFTY-FIVE MILLION AND 00/100 DOLLARS ($55,000,000.00) (the "Loan"), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (as such term is defined in Section 2 hereof), and to be paid in monthly installments on the first (1st) day of each calendar month (each a "Monthly Payment Date") as follows:

            (a) Commencing on the first (1st) day of the second (2nd) full calendar month after the date hereof through May 1, 2003 (the "Cut-Off Date"), interest only is payable, in arrears, at the Applicable Interest Rate, calculated from time to time in accordance with Section 3 hereof; and

            (b) From and after the Cut-Off Date, monthly installments are payable in an amount equal to (i) interest, in arrears, at the Applicable Interest Rate, calculated from time to time in accordance with Section 3 hereof, plus (ii) principal in an amount sufficient to fully amortize the then outstanding principal balance of the Loan over a period of twenty-five (25) years, adjusted monthly to the current Applicable Interest Rate, on a self-amortizing basis.

            The entire outstanding principal balance, together with accrued and unpaid interest and any other amounts due under this Promissory Note (this "Note"), shall be due and payable on the Applicable Maturity Date (as such term is defined in Section 1(b) hereof) of the Loan, as determined in accordance with
Section 1 hereof or any earlier acceleration of sums due hereunder.

            Capitalized terms not defined herein shall have the meanings ascribed thereto in that certain Loan Agreement, dated as of even date herewith, by and between Maker and Payee (the "Loan Agreement"), which Loan Agreement is secured by various mortgages and deeds of trust encumbering certain real property and improvements owned by Maker as identified therein (collectively, the "Property").

      Maker has the option, effective any time during the term of the Loan, to arrange for the automatic wire transfer on the Monthly Payment Date of the amounts required to be paid hereunder from Maker's bank account to an account designated by Payee pursuant to the terms and conditions of an automatic payment authorization form, substantially in the form attached as Exhibit A hereto.

       1.   LOAN TERM.

            (a) The Loan shall be for a term of three (3) years, and shall mature on the third (3rd ) anniversary of the first (1st) day of the first (1st) full calendar month following the date hereof, May 1, 2005 (the "Initial Maturity Date") (the "Initial Period"), subject to extension as provided in subsection 1(b) below.

            (b) Maker shall have one (1) option to extend the term of the Loan for an additional twelve (12) month period, with such extension period pursuant to the valid exercise of such extension option beginning on the first (1st) day following the Initial Maturity Date (the "Extension Period") and, if so extended, the Loan shall mature on the fourth (4th) anniversary of the first
(1st) day of the first (1st) full calendar month following the date hereof, May 1, 2006 (the "Extended Maturity Date"); the Initial Maturity Date or the Extended Maturity Date are hereinafter referred to as the "Applicable Maturity Date"), subject to satisfaction of the following conditions:

            (i) Not less than forty-five (45) days prior to the Initial Maturity Date, Maker shall give Payee written notice of its election to extend the term of the Loan (the "Election Notice");

            (ii) The Election Notice shall be accompanied by the payment in immediately available funds of an extension fee in the amount of one-half of one percent (.50%) of the original principal balance of the Loan (the "Extension Fee");

            (iii) At the time the Election Notice is given and on the Initial Maturity Date, no Event of Default (as such term is defined in Section 7 hereof) shall have occurred, and no event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing;

            (iv) The Debt Service Coverage Ratio (as such term is defined in the Loan Agreement) for the twelve (12) month period immediately preceding the Extension Period shall not be less than 1.40:1.0; provided, however, that Maker shall be entitled to prepay principal sums due under the Loan on or before the Initial Maturity Date in order to satisfy the foregoing ratio;

            (v) If so requested by Payee in writing, Maker shall have provided Payee with (A) an updated title report and/or endorsement acceptable to Payee;
(B) updated estoppels from Manager and/or Franchisor; (C) a one-year extension to the interest rate cap agreement for this Loan or an interest rate cap agreement applicable to such one-year period acceptable to Payee in its reasonable discretion; and (D) such other updated information as Payee shall reasonably request;

            (vi) Maker shall execute and deliver such documentation in connection with the extension of the Loan as Payee reasonably may request, including, without limitation, such modifications to the Loan Documents as Payee or its counsel may request; and

            (vi) Maker shall cause to be delivered to Payee such title endorsements in connection with the extension of the Loan as Payee or its counsel reasonably may request.

       2.   APPLICABLE INTEREST RATE.

            For the purpose of computing interest due on this Note, the Applicable Interest Rate shall be the sum of (i) the Current Index (defined below) plus (ii) the Margin (defined below) (the "Applicable Interest Rate"). For purposes of this Section, the following definitions shall apply:

            (a) As used herein, the term "Business Day" shall mean any day on which banks are not required or authorized to close.

            (b) As used herein, the term "Current Index" shall mean the published Index (defined below) that is available on the Rate Adjustment Date (defined below).

            (c) As used herein, the term "Index" shall mean the greater of (a) the average of one month London interbank offered rates ("LIBOR") and (b) three hundred fifty (350) basis points (3.50%). The one month LIBOR (in U.S. Dollars) is obtained from the appropriate Bloomberg display page available as of the close of business on the last Business Day immediately preceding the Rate Adjustment Date. In the event the LIBOR cannot be obtained from Bloomberg, then Payee shall use the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one (1) year, as made available by the Federal Reserve Board forty-five (45) days prior to each Rate Adjustment Date.

            (d) As used herein, the term "Margin" shall mean four hundred twenty-five (425) basis points, which is equivalent to four and twenty-five hundredths percent (4.25%).

            (e) As used herein, the term "Rate Adjustment Date" shall mean the first day of each month.

            If Payee at any time determines, in its sole but reasonable discretion, that it has miscalculated the amount of the Applicable Interest Rate, then Payee shall give notice to Maker of the corrected amount of the Applicable Interest Rate, and (i) if the corrected Applicable Interest Rate represents an increase in the applicable monthly payment, Maker shall, within ten (10) calendar days thereafter, pay to Payee any sums that Maker would have otherwise been obligated under this Note to pay to Payee had the amount of the Applicable Interest Rate not been miscalculated, or (ii) if the corrected amount of the Applicable Interest Rate results in an overpayment by Maker to Payee, and Maker is not otherwise in breach or default under any of the terms and provisions of the Note, the Loan Agreement or any other Loan Document evidencing or securing the Note, then Payee shall within a reasonable time thereafter pay to Maker the sums that Maker would not have otherwise been obligated to pay to Payee had the amount of the Applicable Interest Rate not been miscalculated.

       3.   CALCULATION OF INTEREST; APPLICATION OF PAYMENTS.

            (a) Interest shall be paid in arrears and shall be computed on the basis of a three hundred sixty (360)-day year and shall be charged on the principal balance outstanding from time to time for the actual number of days elapsed.

            (b) The LIBOR Rate, and the amount of interest payable monthly, shall be recalculated at each Rate Adjustment Date.

            (c) All payments made to Payee in respect of the Debt (as hereinafter defined) after payment of current and past due principal and interest due and payable under this Note shall be applied by Payee in the following order of priority (or as may be required under applicable law):

                  (i) first, to fund the Escrow Fund (with respect to Taxes and Insurance Premiums);

                  (ii) next, to reimburse Payee for any unpaid costs, sums and expenses incurred or advanced by Payee on Maker's behalf or in the enforcement of Payee's rights under this Note, the Loan Agreement and the other Loan Documents;

                  (iii) next, to fund the Replacement Reserve Accounts; and

                  (iv) thereafter, one hundred percent (100%) of the balance, if any, to reduce the outstanding principal balance of the Loan.

All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

       4. BALLOON PAYMENT. MAKER UNDERSTANDS AND ACKNOWLEDGES THAT THIS NOTE AND THE OTHER LOAN DOCUMENTS DO NOT PROVIDE FOR FULL AMORTIZATION OF THE PRINCIPAL SUM AND, THEREFORE, UPON THE APPLICABLE MATURITY DATE OR EARLIER ACCELERATION, A BALLOON PAYMENT OF THE THEN OUTSTANDING BALANCE OF THE PRINCIPAL SUM WILL BE REQUIRED, ALONG WITH PAYMENT IN FULL OF OTHER SUMS DUE HEREUNDER.

       5.   SECURITY FOR THE LOAN.

            (a) This Note is secured by: (i) the Loan Agreement; (ii) the Mortgages; (iii) the Assignment of Leases; (iv) the Environmental Agreement; (v) the Guaranty Agreement; (vi) Assignment of Contracts; (vii) the Replacement Reserve Agreement; (viii) the Repair Escrow Agreement; (ix) the Lockbox Agreement; and (ix) such other documents now or hereafter executed by Maker and/or others and by or in favor of Payee, which wholly or partially secure or guarantee payment of this Note including, without limitation, any collateral assignments, reserve and/or escrow accounts and Uniform Commercial Code Financing Statements (such other documents, collectively, the "Other Security Documents").

            (b) As used herein, the term "Loan Documents" means, collectively, this Note, the Loan Agreement, the Mortgages, the Assignment of Leases, the Environmental Agreement, the Guaranty, the Assignment of Contracts, the Replacement Reserve Agreement, the Repair Escrow Agreement, the Other Security Documents and any and all other documents executed in connection with the Loan.

       6. LATE CHARGE. If any sum payable under this Note is not paid prior to the fifth (5th) day after the date such payment is due (other than at the maturity or earlier acceleration), Maker shall pay to Payee on demand an amount equal to the lesser of: (i) five percent (5%) of such overdue and unpaid sum or
(ii) the maximum lawful rate of interest permitted on the overdue obligation outstanding for the period for which such amount is overdue, to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment, and such additional amount shall be secured by the Mortgages and the other Loan Documents. The additional payments required under this paragraph shall be in addition to and shall in no way limit any other rights and remedies provided for in this Note, the Loan Agreement or any of the Loan Documents, as well as all other remedies provided by law.

       7. EVENTS OF DEFAULT. The entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and all other sums due under the Loan Documents (all such sums, collectively, the "Debt"), or any portion thereof, shall without notice become immediately due and payable at the option of Payee: (a) if any regularly scheduled payment of principal or interest due, or if any required deposit into any of the escrows or reserves required in this Note is not paid prior to the fifth (5th) day after the date when due or on the Applicable Maturity Date; (b) if any other monetary sum (not described in clause (a) above) is not paid prior to the fifth (5th) day following written notice from Payee to Maker that such sum is due; or (c) upon the occurrence of any other default under this Note, which continues more than thirty (30) days following written notice thereof from Payee; provided, however, that if the cure of such default cannot reasonably be effected within such thirty (30) day period and Maker shall have promptly and diligently commenced to cure such default within such thirty (30) day period, then the period to cure shall be deemed extended for up to an additional sixty (60) days from Payee's notice of such default so long as Maker diligently and continuously proceeds to cure such default to Payee's satisfaction; or (c) upon the happening of any other Event of Default under and as defined in the Loan Agreement (each of the foregoing, an "Event of Default"). In the event that Payee retains counsel to collect the Debt or to protect or foreclose the security provided in connection herewith, Maker also agrees to pay on demand all costs of collection incurred by Payee, including reasonable attorneys' fees for the services of counsel whether or not suit is brought. In addition, the prevailing party shall be entitled to recover attorney fees in any suit or action on appeal.

       8. DEFAULT RATE INTEREST. Maker does hereby agree that upon the occurrence of an Event of Default, including Maker's failure to pay the Debt in full on the Applicable Maturity Date, Payee shall be entitled to receive, and Maker shall pay, interest on the entire outstanding principal balance and any other amounts due at the rate which is equal to the lower of (i) the Applicable Interest Rate plus five percent (5%) (the "Default Rate"), or (ii) the maximum rate permitted by applicable law, until paid. Interest shall accrue and be payable at the Default Rate from the occurrence of the Event of Default until all such Events of Default have been fully cured. The Default Rate interest shall be deemed secured by the Mortgages. This provision, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default. The additional payments required under this paragraph shall be in addition to and shall in no way limit any other rights and remedies provided for in this Note, the Loan Agreement, the Mortgages or any of the Loan Documents, as well as all other remedies provided by law.

       9. LIMITATIONS ON RECOURSE. This Note shall be non-recourse to Maker as set forth in the Loan Agreement, and the terms and provisions of Section 6.5 of the Loan Agreement are hereby incorporated by reference.

       10. PREPAYMENT. The terms and provisions of Section 4.10(f) of the Loan Agreement shall govern prepayment of this Note and are hereby incorporated by reference.

       11. REPAYMENT UPON DEFAULT. If prior to the expiration of the Lockout Period all or any part of the principal amount of this Note is prepaid upon acceleration of the Loan following the occurrence of an Event of Default, then, in addition to such principal payment, Maker shall be required to pay the Breakage Fee described and calculated in accordance with Section 4.10(f) of the Loan Agreement.

       12. DEFERRED FINANCING FEE. Upon the earlier to occur of (i) payment in full of all amounts due under this Note, (ii) the Applicable Maturity Date, or
(iii) acceleration of payment of all amounts due under this Note in accordance with Section 7 above, Maker shall pay to Payee an amount equal to one percent (1%) of the original, maximum face amount of this Note (the "Deferred Financing Fee"); provided, however, that if Maker procures a permanent loan with Payee (i.e., Maker satisfies all then-applicable underwriting and legal requirements of Payee for its permanent loan program and does, in fact close such loan), then the Deferred Financing Fee shall be waived.

       13. NO USURY. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Payee's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Maker's and Payee's express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt (or, if this Note and all other Debt have been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. MAKER REPRESENTS, COVENANTS AND WARRANTS THAT (I) THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS BEING OBTAINED FOR THE PURPOSE OF ACQUIRING AND CARRYING ON A BUSINESS OR COMMERCIAL ENTERPRISE, (II) ALL PROCEEDS OF SUCH INDEBTEDNESS WILL BE USED SOLELY IN CONNECTION WITH SUCH BUSINESS OR COMMERCIAL ENTERPRISE, AND (III) THE PROCEEDS OF SUCH INDEBTEDNESS WILL NOT BE USED FOR THE PURCHASE OF REGISTERED EQUITY SECURITIES WITHIN THE PURVIEW OF REGULATION "U" ISSUED BY THE BOARD OF GOVERNORS AT THE FEDERAL RESERVE SYSTEM.

       14. TRANSFERS NOT PERMITTED. Without the prior written consent of Payee, Maker shall not sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer, or permit the transfer of, directly or indirectly, the Property or ownership interests of Maker or Maker's managing member, at any tier, except for transfers expressly permitted in the Loan Agreement.

       15. AUTHORITY. Maker represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement and the other Loan Documents to which it is a party and that this Note, the Loan Agreement and the other Loan Documents constitute valid and binding obligations of Maker.

       16. NOTICE. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

       17. WAIVER OF JURY TRIAL. MAKER AND PAYEE EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE LOAN AGREEMENT, THE MORTGAGES, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER AND PAYEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. MAKER AND PAYEE EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS
SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

       18. LOAN ASSUMPTION. Assumption of Maker's obligations under this Note and the Loan is not permitted.

       19. GOVERNING LAW. The Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and the applicable laws of the United States of America.

       20. EXTENSION OF TIME. Maker consents to any extension of time for the payment hereof, release of all or any part of the security for the payment hereof or release of any party liable for Maker's liabilities or Maker's obligations under the Loan Documents. Any such extension or release may be made without notice to Maker and without discharging Maker's liability.

       21. TIME OF ESSENCE. Time is of the essence of each liability and obligation of Maker hereunder.

       22. CERTAIN WAIVERS. To the fullest extent permitted by law, Maker and all guarantors, sureties and endorsers, severally waive all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also severally waive diligence, valuation and appraisement, presentment for payment, protest and demand, notice of protest, notice of default, notice of intention to accelerate all sums under the Note or the Loan Documents, notice of acceleration of all sums under the Note or the Loan Documents, demand and dishonor and diligence in collection and nonpayment of this Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note (except notice of default and any other notice as specifically provided for in this Note, the Loan Agreement, the Mortgages or the Loan Documents). To the fullest extent permitted by law, Maker further waives all benefit that might accrue to Maker by virtue of any present or future laws exempting the Property, or any other property, real or personal, or the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Note or in any action to foreclose any Mortgage, injunction against sale pursuant to power of sale, exemption from civil process or extension of time for payment. Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue of this Note, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

       23. EFFECT OF WAIVER. No failure to exercise, and no delay in exercising any right, power or remedy hereunder or under any other Loan Document shall impair any right, power or remedy which Payee may have, nor shall any such delay be construed to be a waiver of any of such rights, powers or remedies, or an acquiescence in any breach or default under this Note or any other Loan Document, nor shall any waiver of any breach or default of Maker hereunder or under any other Loan Document be deemed a waiver of any default or breach subsequently occurring. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which Payee would otherwise have.

       24. SEVERABILITY OF PROVISIONS. In case any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Maker, Payee and their respective successors, assigns and participants; provided, however, that, except as specifically provided herein or in the Loan Agreement, Maker may not, directly or indirectly, sell, assign or otherwise transfer all or any part of the Property or any interest therein, or any of Maker's rights and obligations under this Agreement, or take or permit any other action prohibited by Section 4.10 of the Loan Agreement, without the prior written consent of Payee, which Payee may give or withhold in its sole and absolute discretion.

       26. TRANSFER OF LOAN. (a) Maker acknowledges that Payee may (i) sell or transfer interests in the Loan and Loan Documents to one or more participants or special purpose entities, (ii) pledge Payee's interests in the Loan and the Loan Documents as security for one or more loans obtained by Payee, or (iii) sell the Loan evidenced by the Note and the Loan Documents to a party who may pool the Loan with a number of other loans and to have the holder of such loans grant participations therein or issue one or more classes of Mortgage-Backed, Pass-Through Certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). The Securities may be rated by one or more national rating agencies. Maker acknowledges and agrees that Payee may, at any time, sell, transfer or assign this Note, the Mortgages and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue Securities evidencing a beneficial interest in a rated or unrated public offering or private placement. In this regard, Maker agrees to make available to Payee all information concerning its business and operations which Payee reasonably requests. Payee may share such information with the investment banking firms, rating agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan or the Securities; provided, however, that Payee shall take such reasonable steps to obtain from any such reviewing party assurances it will keep such information strictly confidential to itself and its advisors and review such information in confidence. Payee may forward to each purchaser, transferee, assignee, servicer, participant or investor in such securities or any credit rating agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Payee now has or may hereafter acquire relating to Maker and the Property, whether furnished by Maker or otherwise, as Payee determines necessary or desirable consistent with full disclosure for purposes of marketing and underwriting the Loan; provided, however, that Payee shall take such reasonable steps to obtain from any such reviewing party assurances it will keep such information strictly confidential to itself and its advisors and review such information in confidence. Maker shall furnish and hereby consents to Payee furnishing to such Investor or such prospective Investor any and all information concerning Maker and the Properties as may be reasonably requested by Payee, any Investor or any prospective Investor in connection with any sale, transfer or participation interest, provided that Payee shall promptly reimburse Maker any material costs and expense incurred by Maker in connection therewith. It is understood that the information provided by Maker to Payee may ultimately be incorporated into the offering documents for the Securities and thus such information may be disclosed to Investor and prospective Investor. Payee and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Maker. Upon any transfer or proposed transfer contemplated above and by the Loan Documents, at Payee's request, Maker shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Payee may reasonably require.

            (b) Upon any transfer or proposed transfer contemplated above and by the Loan Documents, at Payee's request, Maker and each Guarantor shall provide an estoppel certificate to the Investor or any prospective Investor in such form, substance and detail as Payee, such Investor or prospective Investor may reasonably require.

       27. REMEDIES AVAILABLE. The remedies of Payee, as provided herein or in any other Loan Document, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Payee, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, and any waiver or release with reference to any one event shall not be construed as continuing or as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

       28. MAKER'S COVENANTS. Maker agrees that (a) the obligation evidenced by this Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C.
Section 1601, et seq. (1982); (b) said obligation constitutes a business loan for the purpose of the application of any laws that distinguish between consumer loans and business loans; (c) at the option of the Payee, the United States District Court having jurisdiction over Montgomery County, Pennsylvania and any court of competent jurisdiction in the Commonwealth of Pennsylvania shall have jurisdiction in any action, suit or other proceeding arising out of or relating to any act taken or omitted hereunder or the enforcement of this Note, the Loan Agreement and the Loan Documents and Maker shall not assert in any such action, suit or other proceeding that it is not personally subject to the jurisdiction of the courts in this subsection (c) that the action, suit or other proceeding is brought in an inconvenient forum or that the venue of the action, suit or other proceeding is improper; and (d) it hereby waives any objections to venue.

       29. PAYEE. Reference in this Note to "Payee" shall mean the original Payee hereunder so long as such Payee shall be the holder of this Note and thereafter shall mean any subsequent holder of this Note.

       30.  MISCELLANEOUS.

            (a) No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other person or party who might be or become liable for the payment of all or any part of the Debt, under the Loan Documents.

            (b) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement or other document in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

            (c) Whenever used, the singular number shall include the plural, the plural the singular, and the words "Payee" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators, all to the extent provided in Section 25 hereof.

            (d) If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

       31. SUBMISSION TO JURISDICTION. MAKER AND PAYEE EACH HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY PENNSYLVANIA STATE OR FEDERAL COURT SITTING IN MONTGOMERY COUNTY, PENNSYLVANIA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND HEREBY AGREE NOT TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF THE FOREGOING COURTS. EITHER MAKER OR PAYEE MAY, AT ITS SOLE DISCRETION, ELECT THE STATE OF PENNSYLVANIA, MONTGOMERY COUNTY, OR THE UNITED STATES OF AMERICA FEDERAL DISTRICT COURT HAVING MONTGOMERY COUNTY AS THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING. MAKER AND PAYEE EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SUCH VENUE AS BEING AN INCONVENIENT FORUM OR IMPROPER VENUE.

       32. SERVICE OF PROCESS. Process in any suit, action or proceeding of the nature referred to in Section 31 hereof may be served in any manner permitted by law and nothing herein shall limit Payee's right to bring proceedings against Maker in the courts of any other jurisdiction.

       33. TAX IDENTIFICATION NUMBERS. Maker represents and warrants that its current tax identification numbers are as follows:

      (a)   Candlewood Portfolio I, LLC: 04-3604985;

      (b)   Candlewood Jersey City-Urban Renewal, L.L.C.: 48-1216829; and


      (c)   Candlewood Jersey City, NJ, LLC: 22-3566036.


                      [SIGNATURE APPEARS ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, Maker has duly executed and delivered this Promissory Note under seal as of the day and year first above written.

                  MAKER:

                  CANDLEWOOD PORTFOLIO I, LLC, a Delaware limited liability company, as successor by merger to (i) Candlewood Detroit, MI-Auburn Hills, LLC, (ii) Candlewood Cary, LLC, (iii) Candlewood Ft. Worth, TX-Tanacross, LLC, (iv) Candlewood Greensboro, NC, LLC, (v) Candlewood Chicago, IL-Hoffman Estates, LLC, (vi) Candlewood Charlotte-Pineville, LLC, (vii) Candlewood Dallas, TX-Plano, LLC, and (viii) Candlewood Troy, MI, LLC, each a Delaware limited liability company

                      By: Candlewood Holding I, LLC, a Delaware limited liability company, its Sole Member

                               By:   Candlewood Hotel Company, Inc., a
                                     Delaware corporation, its Sole Member


                               By: /s/ TIM JOHNSON                        (SEAL)
                                   --------------------------------------
                               Name: Tim Johnson
                                     ------------------------------------
                               Title: Vice President Treasurer
                                      -----------------------------------


                  CANDLEWOOD JERSEY CITY-URBAN RENEWAL, L.L.C., a New Jersey limited liability company

                  By:   Candlewood Hotel Company, Inc., a Delaware
                        corporation,

                        By: /s/ TIM JOHNSON                               (SEAL)
                            ---------------------------------------------
                        Name: Tim Johnson
                              -------------------------------------------
                        Title: Vice President Treasurer
                              -------------------------------------------

                  CANDLEWOOD JERSEY CITY, NJ, LLC, a Delaware limited liability company

                  By: CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation, its Sole Member


                        By: /s/ TIM JOHNSON                               (SEAL)
                            ---------------------------------------------
                        Name: Tim Johnson
                              -------------------------------------------
                        Title: Vice President Treasurer
                              -------------------------------------------

                                    EXHIBIT A

                             (Automatic Debit Form)
                               [Attached hereto]


                                       iii